UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021 (May 12, 2021)

ENVESTNET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 827-2800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Shareholders of Envestnet, Inc. (the “Company”) held on May 12, 2021 (the “Annual Meeting”), the Company’s shareholders voted on (1) the election of two Class I directors nominated by the Board of Directors to serve until the 2024 Annual Meeting of Shareholders and, in each case, until their successor is duly elected and qualified or until their earlier resignation, removal, death or incapacity; (2) the approval, on an advisory basis, of 2020 executive compensation; (3) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (4) the approval of the Envestnet, Inc. 2010 Long-Term Incentive Plan, as amended through the Fifth Amendment.

The tables below set forth the voting results.

PROPOSAL 1

Election of directors to serve until the 2024 Annual Meeting of Shareholders.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Valerie Mosley	42,240,223	3,177,658	2,334,685
Gregory Smith	43,943,659	1,474,222	2,334,685

PROPOSAL 2

The approval, on an advisory basis, of 2020 executive compensation.

SHARES
For:	44,100,045
Against:	1,262,223
Abstain:	55,613
Broker Non-Votes:	2,334,685

PROPOSAL 3

The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

SHARES
For:	47,461,470
Against:	218,629
Abstain:	72,467
Broker Non-Votes:	—

PROPOSAL 4

The approval of the Envestnet, Inc. 2010 Long-Term Incentive Plan, as amended through the Fifth Amendment.

SHARES
For:	44,097,265
Against:	1,274,981
Abstain:	45,635
Broker Non-Votes:	2,334,685

Item 8.01.	Other Events.

At the Annual Meeting, the Company’s shareholders approved the Envestnet, Inc. 2010 Long-Term Incentive Plan, as amended through the Fifth Amendment (the “Plan”). A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Envestnet, Inc. 2010 Long-Term Incentive Plan, as amended through the Fifth Amendment

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVESTNET, INC.

Dated: May 13, 2021

	By:	/s/ Shelly O’Brien
Shelly O’Brien
Chief Legal Officer, General Counsel and Corporate Secretary